Public Service Enterprise Group

A Presentation to the Financial
Community

The Waldorf-Astoria, New York City

March 26, 2007

Forward-Looking Statement

The statements contained in this communication about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation
Reform Act of 1995.  Although we believe that our expectations are based on information currently available and on reasonable
assumptions, we can give no assurance they will be achieved.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties is contained in our
Annual Report on Form 10-K and subsequent reports on Form 10-Q and
Form 8-K filed with the Securities and Exchange Commission (SEC), and available on our website: http://www.pseg.com. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this communication. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

Agenda

PSEG Strategic Overview                                                                                                       Ralph Izzo

PSE&G Review and Outlook                                                                                           Ralph LaRossa

PSEG Power                                                                                                                                                         Frank Cassidy

Overview

Fossil Operations

Nuclear Operations                                                                                                                William Levis

--- Break ---

PSEG Power (continued)

Market Overview                                                                                                                            Kevin Quinn

Financial Outlook                                                                                                                          Dan Cregg

PSEG Energy Holdings Review and Outlook                            Tom O’Flynn

PSEG Financial Review and Outlook                                                           Tom O’Flynn

Summary                                                                                                                                                                            Ralph Izzo

PSEG Positioned for the Future
Strategic Overview

Ralph Izzo

President and Chief Operating Officer
Chairman of the Board and Chief Executive Officer Elect*

*Effective April 1, 2007

PSEG’s family of businesses combine the right set of
assets …

Domestic Generation

Regulated Transmission &
Distribution

- Domestic / International
T&D and Generation

- Leveraged Leases

… providing opportunity for growth in their respective markets.

Financial
Strength

Operational excellence is our foundation for success …

… and this will yield financial strength that will be deployed through disciplined investment.

Operational
Excellence

Disciplined
Investment

Members of Management Team …

Chairman, President
& CEO Elect*

Ralph Izzo

President and COO
– PSEG Power

Frank Cassidy

President and COO
– PSE&G

Ralph LaRossa

EVP & CFO, PSEG

President & COO –
PSEG Energy
Holdings

Thomas O’Flynn

EVP & General
Counsel

R. Edwin Selover

President and COO,
PSEG Services
Corporation

Elbert C.
Simpson

VP Finance - Power

Dan Cregg

President and CNO
– PSEG Nuclear

William Levis

President – ER&T

Kevin Quinn

VP – Investor
Relations

Kathleen Lally

*Effective April 1, 2007

Regulatory

Operations

Financial / Asset Rationalization

Management

Much has been accomplished since the termination of
the merger …

September  2006

October

November

December

January 2007

9/14 – Merger
Termination
Announced

11/16 – PSE&G named
America’s Most Reliable
Electric Utility

11/9 –
PSE&G Rate
Settlements

12/20 – PSEG resumes direct management
of Nuclear stations and Exelon’s senior
management team joins PSEG

11/30 – PSEG
Power Consent
Decree

1/31 – Operating Earnings at
upper end of guidance;
Confirmed strong ’07-’08

9/25 – CEO
Succession
Announced

12/7 – New Senior
Team Announced

12/31 – Achieved 96%
annual nuclear capacity
factor

February

2/22 – Election
of Chairman
and CEO

March

3/26 – Raised
2007
Guidance

1/16 –

Dividend
Increase

1/2 – Sale of
Lawrenceburg
announced

… thereby re-establishing clear operational focus.

Announcing increased earnings guidance for 2007 and
2008 …

$0.00

$1.00

$2.00

$3.00

$4.00

$5.00

$6.00

2006

Operating

Earnings

2007

Guidance

2008

Guidance

$4.90 - $5.30

$5.60 - $6.10

$3.71

2007 Guidance
raised by $0.30

Initial
Guidance:
$4.60 -
$5.00

… driven largely by improved operations and power markets.

*Excludes Loss on Sale of RGE of $0.70 per share, Merger costs of $0.03 per share and Loss from Discontinued Operations of $0.05 per share
**Percentage change in growth based on mid-point of guidance

*

Improved earnings causes our dividend payout ratio to
quickly decline below 50% ...

… providing us the flexibility to raise our dividend at a rate higher than prior increases.

Payout
Ratio

?

*Indicated annual dividend rate

$2.60

$2.50

$2.40

$2.30

$2.20

$2.10

$2.00

2004

$2.20

2005

$2.24

$2.28

2006

$2.34 *

2007

2008

70

65

60

55

50

45

40

35

The current business environment …

Convergence of market forces and policy
creates the need to address:

Critical infrastructure requirements

Environmental requirements

Capacity requirements in constrained markets

… creates opportunities for PSEG’s long-term growth.

Carbon Reduction – A common focus …

International directives

- More support globally since adoption of Kyoto Agreement in
  1997 for reduction in greenhouse gas

On the national level

Multiple carbon legislative proposals are currently under
consideration by Congress

Legislation probable by 2008

Regional Greenhouse Gas Initiative (RGGI)

A nine state collaborative calling for a 10% reduction in
carbon from 2000 – 2004 levels by 2019

In New Jersey, Governor Corzine has signed
Executive Order No. 54 and the Legislature has
introduced multi-sector carbon legislation with
aggressive reduction targets.

… an issue we support and an opportunity for investment

NJ Energy Master Plan …

Identifies the same issues as those at the international and national levels

Provides PSEG the opportunity to:

Meet environmental goals that we have long supported

Expand PSE&G through broader investment opportunities

Support growth in the State’s urban areas through investment in the
“Smart Growth Initiative” program

Expand Power through carbon-free generation

Shape the debate, find the solution and implement the plan

PSEG has pledged its full support to the effort launched by
Governor Corzine

PSEG expects to implement several proposals during 2007 to
support the Energy Master Plan, consistent with PSEG’s
business interests

… an Intersection of Energy – the Environment – PSEG

PSE&G – A consistent, strong performer …

Continued top quartile/top decile performance

National ReliabilityOne Award winner – two years running

American Customer Satisfaction Index (ACSI) Customer
Satisfaction Survey

Regulatory agreements provide opportunity to earn
reasonable returns over 2007-2009

Energy Master Plan initiatives fuel long-term growth

New customer information system investment (2007 - 2009)

Advanced Metering technology investment (2008 - 2012)

Renewables and energy efficiency enhanced by utility
participation (2008 – 2020)

… providing stability and multiple platforms for growth.

PSEG Power – Solidly positioned …

Nuclear and fossil fleet operating at historically high
levels with opportunity for improvement

Near-term growth fueled by strong markets and roll-off
of below market contracts

Long-term growth influenced by

Tightening reserve margins

Expansion capability at existing sites

Carbon advantaged portfolio

Debate on energy policy will influence investment

Environmental compliance driving current investment

Meeting EMP objectives may require a look at new nuclear
investment

… to provide strong growth for PSEG.

PSEG Energy Holdings - Improving returns and reducing
risk …

Diverse asset base with improved stability

Stable Latin American distribution assets in stable economies

Gas-fired combined cycle generation in Texas

A source of capital

Asset sales have reduced risk and contributed to an improved balance sheet at PSEG

A source of growth

Texas generating assets benefit from location, low cost
structure and opportunity for expansion

… to create opportunities to redeploy capital.

Right set of assets…

Large, diverse mix of low-cost, base-load, load-following generating assets

Reliable electric and gas distribution and transmission systems

Stable portfolio of investments in domestic generation, international distribution and leases

Right markets…

Generation assets operate in tightly constrained and growing markets

Nuclear and coal base-load capacity operate in markets where the price for power is set by gas

Transmission and distribution assets provide service in a modest growth market with reasonable regulation

At the right time…

Mid-Atlantic, New England and Texas recognizing the value of capacity in constrained areas

A move to control carbon benefits our nuclear-based fleet

Power has opportunity for brownfield development at existing sites

Values are improving for international assets

T&D set to benefit from implementing state’s energy plan

PSEG – Excellent position for today …

… ready for tomorrow

PSE&G
Review and Outlook

Ralph LaRossa

President and Chief Operating Officer, PSE&G

Positioned for growth in 2007 and beyond

Strong
Operations

Constructive
Regulatory and
Business
Environment

Positive Market
Fundamentals

Growth
Opportunities…
with Manageable
Risk

At or approaching top decile
performance in key operating measures

Reasonable rate case outcome

Valued partner on State policy

Constructive State policies with reasonable
prices to customers

Baseline capital growth of 4-5% in near-term
with State energy policy providing potential
for longer-term growth

KEY:
COMBINED ELECTRIC & GAS TERRITORIES
ELECTRIC TERRITORY
GAS TERRITORY

PSE&G is favorably located …

Attractive market (NJ is ranked 3rd
nationally in personal income per capita)

National ReliabilityOne Award winner -
two years running

Solid regulatory relationships on
traditional utility matters

Reasonable returns and strong cash flow

3,169 M Therms

43,678 GWh

Electric Sales and
Gas Sold and
Transported

1.4%

1.7 Million

Gas

1.2%

2.1 Million

Electric

Projected Annual
Load Growth

2007 - 2011

Customers

11,108

Billing Peak (MW)

1,408

Network Circuit Miles

1.1%

Projected Annual
Load Growth

2007 - 2011

Electric and Gas Distribution Statistics (12/31/06)

Transmission Statistics (12/31/06)

… and is the largest transmission operator in “classic” PJM and the
11th largest electric and gas distribution company in the nation (by customers).

FINANCIAL
REASONABLE RETURN
PEOPLE
SAFE, MOTIVATED, PRODUCTIVE
CUSTOMER
CARE
OPERATIONS
LOW COST, RELIABLE

PSE&G’s operational focus …

… measures results at all levels of the business.

We achieve great performance …

People

OSHA Incident Rate

Lost Time Severity Rate

Vehicle Accident Rate

Absenteeism

Operations

SAIFI (Excluding Major Storms)

MAIFI (Excluding Major Storms)

Customers

CAIDI (Excluding Major Storms)

O&M Productivity

O&M Expenditures per Customer

O&M Expenditures per MWh Sold

Capital Productivity

CapEx per Customer

CapEx per MWh Sold

Total Expenditures

Expenditures per Customers

Expenditures per MWh Sold

2000

2001

2002

2003

2004

Electric Distribution Trends vs. National Benchmarks

Below Mean

Above Mean

Above Target

N/A

2005

2006

*

*

*

* 2006 projections based on preliminary FERC data

… by setting targets to achieve top level performance and
measuring our progress toward achieving those goals.

Great performance is the basis for high levels of
customer satisfaction …

Below Mean

Above Mean

Above Target

N/A

People

OSHA Incident Rate

Lost Time Severity Rate

Vehicle Accident Rate

Absenteeism

Operations

CI Breaks Repaired / Mile of CI Main

3rd Party Damages / Miles of Main & Service

Leak Response Rate

Leak reports / Mile

Gas Damages / 1,000 Gas Locate Requests

Customers

Regulatory Complaint Rate

O&M Productivity

O&M$/Customer

O&M$/Mile of Mains & Services

O&M$/DThm

Capital Productivity

CapEx$/Customer

CapEx$ /Miles of Mains & Services

CapEx$/DThm

Total Expenditures

Total Expenditures per Customers

Total Expenditures per Miles Mains/Services

Total Expenditures per DThm

Gas Distribution Trends vs. National Benchmarks

2000

2001

2002

2003

2004

2005

2006

*

*

*

* 2006 projections based on preliminary FERC data

… and fair regulatory treatment.

Typical residential electric bills are better than the
average of our neighboring utilities …

13.7

14.6

13.9

13.0

20.6

16.6

15.0

10.8

0.00

5.00

10.00

15.00

20.00

25.00

PSE&G

Atlantic

Electric

JCP&L

Rockland

Electric

Con Ed

O&R

PECO

PP&L

Based on tariff rates in effect on December 31, 2006

The BGS construct enables us to average in commodity price effects and avoid major shocks to customer bills.

New York

Pennsylvania

New Jersey

… with the result being best-in-class operations at better than average prices.  In other words, an exceptional value for
customers.

While performance continues to get even better, when
adjusted for inflation, …

PSE&G Average Residential Electricity Rates
(1990 – 2007E)

4

6

8

10

12

14

16

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007E

15.4

13.7

9.8

10.4

Source: Rates from US DOE and PSE&G, NJ CPI from Moody’s Economy.com; PSEG

… PSE&G customers pay less for electricity than they did in 1990.
So, service value continues to rise.

Nominal

(What Customers Pay)

Real

(Adjusted for Inflation)

CPI Tracking

This is not an electric only story …

1.45

1.52

1.54

1.61

1.84

1.60

1.72

1.28

0.00

0.20

0.40

0.60

0.80

1.00

1.20

1.40

1.60

1.80

2.00

PSE&G

NJN

E’Town

SJG

ConEd

O&R

BUG

PECO

Based on tariff rates in effect on December 31, 2006

New York

Pennsylvania

New Jersey

… gas customers enjoy superior value as well through best-in-
class operations at better than average prices.

Fair outcome on recent gas and electric cases will help
ensure …

Settlement agreement with BPU staff, Public Advocate, and other parties within weeks of merger failure

Gas Base Rate case provides for $79M of gas margin:
-  $40M increase in rate
-  $39M decrease in non-cash expenses

Electric Distribution financial review provides $47M of additional annual revenues

Base rates remain effective at least until November 2009

New Jersey regulatory climate providing a fair return to investors

Opportunity to earn a ROE of 10%

… our continued ability to provide safe, reliable service to customers and fair returns to shareholders.

Regulated electric transmission, electric and gas distribution system

Characteristics

FERC regulation for electric transmission; NJ BPU regulation for electric and gas distribution

Electric and Gas distribution rates frozen through November 2009

PSE&G’s base investment plan …

Gas

Distribution

36%

Electric

Transmission

14%

Electric

Distribution

50%

Gas

Distribution

35%

Electric

Transmission

11%

Electric

Distribution

54%

2006 Actual

Rate Base = $6.0 B

2011 Base Plan

Rate Base = $7.5 B

Equity Ratio ~ 48%

… coupled with fair regulatory treatment provides a solid base for future earnings growth.

PSE&G Rate Base

PSE&G’s capital program is supported by internally
generated cash …

PSE&G Base Capital Requirements*
(2005 – 2011)

*Excludes impact of NJ Energy Master Plan; Reflects completion of infrastructure improvement projects by 2010. Base CapEx is consistent with 10-K but includes adjusted amounts for ICSP project.

**Excludes Securitization

… and supports a payout ratio of more than 75% in the forecasted period.

$630

$673

$611

$568

$538

$572

$551

$0

$100

$200

$300

$400

$500

$600

$700

$800

2005

2006

2007

2008

2009

2010

2011

ICSP

RTEP

Dist Reinforcement

Transmission

Gas

Electric

Depreciation & Amortization**

$0

$50

$100

$150

$200

$250

$300

2005

2006

2007

2008

2009

2010

2011

New Business

System

Reinforcement

Replacement

Enviro /

Regulatory

Support

2006-2010

Spending Plan

Electric Distribution

$0

$50

$100

$150

$200

$250

$300

2005

2006

2007

2008

2009

2010

2011

$0

$25

$50

$75

$100

$125

$150

2005

2006

2007

2008

2009

2010

2011

Electric Transmission

Gas Utility

  * Capital spending includes
allocations from customer
operation and utility
operations support

We are planning to invest over $3B in our infrastructure
between 2007 - 2011, a 6% increase over last year’s plan …

… to improve service quality and earnings growth.

PSE&G Capital Spending by Line of Business

Three areas of additional potential growth for PSE&G …

T&D Expansion
Opportunities

PJM backbone transmission
and RTEP projects

Distribution System
Reinforcements

PSEG EMP Strategies

Renewables/Emissions
   Strategies

Solar initiative

Greenhouse Gas Offset

Demand-Side Strategies

Advanced Metering
Infrastructure

Residential Energy Efficiency

Commercial and Industrial
Energy Efficiency

PSE&G Facility and System
Efficiency

Integrated Customer
System Platform (ICSP)

Leveraging State of the Art
Technology – SAP CCS

Improving capabilities to
implement strategic
functionality

Enabling GPS technology to
improve dispatching

Creating new opportunities
through web-based
empowerment

Moving to a platform with full
AMI capability

… have preliminary annual earnings impacts in the $25M-$150M range by 2015.

Potential Range of Capital Spending:

$150M - $1.5B

$140M - $150M

$500M - $1.5B

Aggregate $500M - $3.0B

By 2016, NJ’s load is expected to grow by 4,000MW …

Projects to NY

The Neptune HVDC project
(685 MW) connecting
Sayreville to Long Island.

The Linden VFT project
(330 MW) connecting
Linden to Staten Island.

The Bergen O66 project
(670 MW) connecting
Bergen to ConEd’s West
49th Street substation.

The Bergen Q75 project
(1,200 MW) connecting
Bergen to ConEd’s West
49th Street substation.

Projects to NJ

PSEG’s evaluation of
the proposed
backbone
transmission projects:

Northern 500kV
route into
Jefferson and
Roseland

Central 765kV
route into Deans

Southern 500kV
route into Salem.

… yet the net import capability into NJ is only increasing by
~2,000MW indicating need for additional generation, DSM or
transmission imports requiring RTEP investment.

Total Import
Capability

~ 5,000MW

Total Export
Capability

~ 3,000MW

2006-2016 NJ Summer Peak
Growth Rate = 1.8%

Sources: Imports: PSE&G Estimates, Exports and Load Growth: PJM 2006 Regional Transmission Expansion Plan

POLICY MAP
of the
New Jersey State Development
and Redevelopment Plan
NY
PA
MD
DE
NEW JERSEY STATE PLANNING COMMISSION

New Jersey Smart Growth Initiative …

Goals

Revitalize the State’s cities and
towns

Promote beneficial economic
growth, development and renewal
for all residents of New Jersey

PSE&G Investment

Additional $101M in distribution
substation reinforcements

Potential for an additional $80M in
distribution system reinforcement
for circuit level overloads and
planned replacement program for
aging infrastructure

… matches well with the PSE&G service territory and will create long term growth within New Jersey’s urban centers.

The Governor’s plan to revitalize New Jersey’s urban centers has worked as planned, resulting in PSE&G needing to invest to support its electrical systems.

The New Jersey Energy Master Plan’s challenges for
PSE&G include …

PSEG Key Strategies with the Potential for Helping the State:

1.

Advanced Metering Infrastructure

2.

Solar Green Towns

3.

Residential Energy Efficiency

4.

Commercial and Industrial Energy Efficiency

5.

Other options: Hybrid vehicles, company facility investments, distributed generation

In support of Governor Corzine’s initiative, PSEG proposed strategies for helping New Jersey achieve what are truly aggressive targets, and present opportunities for future growth.

… competing proposals and receiving proper regulatory treatment
(i.e., decoupling and proper regulatory incentives).

Advanced Metering Infrastructure …

Advanced Metering Infrastructure (AMI) Benefits

More detailed usage information
on customers

Ability to create tailored price
options to customers

Opportunities for new revenue
streams

Opportunities to meet energy
conservation targets

Opportunities to develop a
competitive market that benefits
all customers

Lower operational costs

Fewer customer billing
complaints

Real time identification of
outages and verification of
service restoration

Reduced energy theft

Remote account connects and
disconnects

Better load monitoring

Improved employee safety

Accurate and timely bills

More accurate information on
service restoration

Pricing options that can result
in lower bills

Customers

Distribution Company

Energy Retailers

Regulators

Billing System

Utility
User

Consumer

Advanced
Metering
Information
System

Wide Area

Networks:

• Telephone

• Wired

• Wireless

Premise

AMI empowers customers to manage their energy usage more efficiently and provides operational and financial benefits to PSE&G.

… represents up to $600M of capital investment between 2008-2012.

Solar Initiative helps to reduce local government energy
expenses and benefits taxpayers/consumers statewide …

NJ RPS requires ~2% of
energy supplied in 2020 to
originate from Solar Sources

~ 1,400 – 1,500MW at 14%
    capacity factor

Green Towns Proposal:

PSE&G installations of
Photovoltaic panels on
municipal and school
buildings

Benefits:

Emissions-free power

Lower municipality / school
costs = lower property taxes

… It represents upwards of $1B of capital investment between 2007-
2020 to help achieve New Jersey’s goal for solar energy.

EMP and additional T&D investments …

$0

$200

$400

$600

$800

$1,000

$1,200

2005

2006

2007

2008

2009

2010

2011

Representative Potential EMP

Potential Incremental T&D

Base CapEx

Potential PSE&G Capital Requirements
(2005 – 2011)

… provide additional upside growth potential to our base plan.

In the near-term, rate relief and normal weather …

$0

$100

$200

$300

$400

2005 Operating

Earnings

2006 Operating

Earnings

Gas Rate Relief

Electric

Financial

Review

Weather/Other

 2007

Guidance

2008

Expectations

$262M*

$30M - $40M

$20M - $25M

$340M
to
$360M

$28M - $33M

… provide opportunity to earn allowed returns.

*Excludes $3M and $1M of Merger costs in 2005 and 2006, respectively

ROE Range: 10.5% - 11.5%

Consistent
with 2007

Modest
Sales
Growth

Offset by
O&M
Increases

$347M*

Positioned for growth in 2007 and beyond …

Strong
Operations

Constructive
Regulatory and
Business
Environment

Positive Market
Fundamentals

Growth
Opportunities…
with Manageable
Risk

Approaching Top Decile Performance in Key Operating
Measures: CAIDI, SAIFI and Leak Response

National ReliabilityOne Award winner – two years
running

Rate Case result reasonable and received within weeks
of the merger failure

Attractive Market

Constructive state policies

Electricity and gas prices better than average of region
and less than 1990 levels on a “real” basis creating
superior value for customers.

Near Term Growth

RTEP

Distribution Reinforcement

ICSP

Long Term Growth

Incremental RTEP

Distribution Reinforcements

EMP and AMI

Manageable Risks

Regulatory Recovery at FERC and BPU

Competing Proposals in EMP

Proper Regulatory Incentives for EMP Investments

PSEG Power
Overview

Frank Cassidy

President and Chief Operating Officer, PSEG Power

Record production

Liquid markets structure and
stable NJ BGS model

Favorable energy and capacity
outlook

Strong
Operations

Constructive
Regulatory and
Business
Environment

Positive Market
Fundamentals

Growth
Opportunities…
with Manageable
Risk

Tightening reserve margin and site
expansion opportunities

Positioned for growth in 2007 and beyond …

Low-cost portfolio

Strong cash generator

Regional focus with demonstrated
BGS success

Assets favorably located

Many units east of PJM constraint

Southern NEPOOL/ Connecticut
constraint

Near customers/load centers

Integrated generation and portfolio
management optimizes asset-
based revenues

* After sale of Lawrenceburg

… which provides for risk mitigation and strong returns.

Power’s assets reflect a diverse blend of fuels and
technologies …

18%

47%

8%

26%

Fuel Diversity – 2007*

Coal

Gas

Oil

Nuclear

Pumped

Storage

1%

Energy Produced - 2006

55%

27%

16%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

Total GWh: 53,617

Total MW: 13,600*

... which experience higher prices during periods of high
demand.

Power’s assets are located in attractive markets near load
centers …

Current plant locations,

site expansion capability

Bethlehem Energy Center

(Albany)

New Haven

Bergen

Kearny

Essex

Sewaren

Edison

Linden

Mercer

Burlington

National Park

Hudson

Conemaugh

Keystone

Bridgeport

Peach Bottom

Hope Creek

Salem

System Interface

Baseload units:

- Very low variable cost, low
     bid price into the energy
     market

- Always, or almost always
     called upon to provide
     power to serve load

Load following units:

- Primarily gas-fired,
     higher variable cost

- Intermittently called
     upon to provide power
     to serve load

Peaking units:

- Gas- and oil-fired, high variable cost,
     leading to high bid price into the
     energy market

- Called upon to provide power only
     during periods of peak demand to
     serve load

Salem

Hope

Creek

Keystone

Conemaugh

Hudson 2

Linden 1,2

Burlington

Edison

Essex

Bergen 1

Sewaren

Hudson 1

Megawatts (MW)

Mercer 1, 2

Bergen 2

… position the company well to serve full requirement load contracts.

Sewaren

Kearny

Linden / Essex

Burlington 12  / Kearny 12

Peach

Bottom

Bridgeport

New

Haven

Nuclear

Coal

Combined Cycle

Steam

GT Peaking

Power’s assets along the dispatch curve …

BEC

Illustrative

… and capitalize on multiple alternatives to grow the generation business.

Near-term:

Optimize our existing generation portfolio

Environmental improvements at NJ coal stations

Nuclear uprate

Longer-term:

Flexibility to pursue growth in core businesses and regions

Power well-positioned for growth in attractive Northeast markets

Strong and improving operations

Attractive cash flow

Opportunities for growth in tightening markets

Expansion possibilities at multiple existing brownfield sites

Proximity to high-priced New York City market

Capacity market mechanisms may support moderate expansion of existing peaking fleet

Preliminary consideration of nuclear expansion

From a position of financial strength, we will make
disciplined investments …

PSEG Power
Fossil Operations

Total Fossil Output (GWh)

A Diverse 10,000 MW Fleet

25,000

20,000

15,000

10,000

5,000

0

2002

2003

2004

2005

2006

Coal

Combined Cycle

Peaking & Other

2,400 MW coal

3,200 MW combined cycle

4,400 MW peaking and other

Strong Performance

Continued growth in output

Improved fleet performance

Achieved resolution regarding
Hudson / Mercer

… contribute to a low-cost fossil portfolio in which two-thirds of fleet output is from coal facilities.

Strong Fossil operations …

Improved unit performance

  $60M - $70M (pretax)

Capture O&M efficiencies in

   execution of planned maintenance

  $15M - $25M (pretax)

Fossil’s value enhancement plan …

$95M

$75M

2006

Existing Fleet

Improved unit reliability
and output

Outage management

Cost management

… resulted in achieving its target of over $75M in 2006 versus 2004.

Reduced wholly-owned Coal unit
forced/maintenance outage rate by
more than 2% (~ 24 days per year)

Reduced Combined Cycle unit trip
events by 50%

Increased Combustion Turbine
units operation by 20-30% with
continued 99% starting reliability

Met or bettered planned
outage duration targets

Met outage spending
plan that included
built-in 3% efficiency
targets

Non-Outage O&M lower
by  $0.70 MWH

$490

$600 - $750

2007 – 2010
Total

($ million)

2010

Mercer**

2010

Hudson Unit
2

Completion
Date

Environmental Capital Requirements

Emissions Control Technology Projects

- NOx control – SCR

- SO2 control – Scrubber

- Hg and particulate matter control -
  Baghouse

Hudson Unit 2* (608 MW)

NOx control – SCR installation complete

SO2 control – Scrubbers

Hg and particulate matter control –
Baghouse

Mercer (648 MW) – Units 1&2

**EPC Contract signed

Our environmental strategy…

… will help preserve the availability of our fossil fleet.

*PSEG Fossil to notify USEPA and NJDEP by end of 2007 on decision to install emissions controls at Hudson Unit 2
** Capital investment $40M above 2006 10-K disclosure

Power’s New Jersey coal units are
mid-merit, with capacity factors
averaging 50% to 60%

As markets tighten, increased
production is anticipated

… will continue to drive enhancements to Power’s financials

Conduct of
Operations

Engineering
Programs

Conduct of
Maintenance

Outage
Management

Financial
Controls

36-Month
Plans
(Performance
Metrics,
Targets,
Specific
Action Items
and Owners)

Shorter
Outage
Durations

Improved
Reliability

Better Fuel
Efficiency

Minimize
Recurring
O&M

Achieving
ICAP Ratings

Compensation
(Targets/Payouts)

Peer
Benchmarking

Core
Competencies

Business
Results

Fossil’s 2007 activities …

PSEG Power
Nuclear Operations

William Levis

President and Chief Nuclear Officer, PSEG Nuclear

Operated by PSEG Nuclear

PSEG Ownership: 100%

Technology:
        Boiling Water Reactor

Total Capacity: 1,061MW*

Owned Capacity:  1,061MW

License Expiration: 2026

Operated by PSEG Nuclear

Ownership: PSEG - 57%,
        Exelon – 43%

Technology:

Pressurized Water Reactor

Total Capacity: 2,304MW

Owned Capacity: 1,323MW

License Expiration: 2016 and
2020

Operated by Exelon

PSEG Ownership: 50%

Technology:

Boiling Water Reactor

Total Capacity: 2,224MW

Owned Capacity: 1,112MW

License Expiration: 2033
and 2034

Hope Creek

Salem Units 1 and 2

Peach Bottom Units 2 and 3

Our five-unit nuclear fleet …

… is a critical element of Power’s success.

*Uprate of 125MW scheduled for fall 2007

We have exceeded our expectations for nuclear output …

GWh of NJ Nuclear Output (000s)

15

18

20

2004

2005

2006

… while reducing costs of operation.

O&M Incurred Cost ($M)

431

374

357

2004

2005

2006

At our investor conference in 2004, we said we would
increase output by nearly 3,000 GWh by 2007

We achieved that result in 2005, and increased output
further in 2006

January – September 2005

Critical mass of talent from
Exelon

Near-term focus

Complete Hope Creek
outage

Enhance operational
focus and discipline

Increase accountability

Reinforce management
behaviors

… producing several early wins and immediately lifting morale.

The operating service agreement had an immediate
impact at the Salem and Hope Creek nuclear stations …

Results

Successful Salem outage

Recovered maintenance
training programs

Recovered security
program

September 2005 – December 2006

Realign organization around

stations

Increased accountability / line

ownership

Implement new processes

Work management

Outage preparation / execution

Fiscal responsibility

Capital projects planning /
execution

Expand critical mass

Ensure station alignment top to
bottom

… and continued improvements have been recognized.

Performance gaps have been closed …

Results

Safety Conscious Work
Environment (SCWE) and
Identification and Resolution of
Problems (PI&R) issues
cleared

Record outage performance

Top quartile production

82.3%

65.6%

92.0%

82.8%

92.6%

97.2%

50%

60%

70%

80%

90%

100%

Salem

Hope Creek

Capacity Factor

6.5%

20.2%

0.9%

7.6%

0.7%

0.4%

0%

6%

12%

18%

24%

Salem

Hope Creek

Forced Loss Rate

81.0

64.8

95.2

65.0

99.2

91.4

60

70

80

90

100

Salem

Hope Creek

INPO Index

80.2%

97.4%

84.7%

99.9%

99.8%

100.0%

50%

60%

70%

80%

90%

100%

Salem

Hope Creek

Summer Capacity Factor

… and corresponds directly with improved regulatory relations and financial outcomes.

Improvement in nuclear performance can be seen in
numerous measures of operations ...

2004

2005

2006

Complete Management Model
implementation

Maintain operational focus

Resume independent
operation

Establish succession plan

… which will strengthen Power’s results going forward.

Continuing efforts are focused on sustaining the
improving trend …

Maintain stakeholder

confidence

Preserve nuclear options

for Power

Ongoing Initiatives

Expected Results

Day to day support

Provide key Exelon managers and individual contributors
with critical skills

Perform key functions (totally or partially)

Licensing / Fuels

Corporate Support

Provide independent corporate oversight

Ensure continued performance improvement - best
practices / benchmarking

Perform comparative audits / peer checks

Provide engineering technical support

Program / SME

Implement management controls

Participate in strategic industry organizations

… in establishing independent operations.

Critical support has been received from Exelon …

Stage 1

Identify Requirements

(Jan-Mar)

Determine organization required

Complete leadership staffing

Review Management Model Controls

Identify Critical Skill Gaps

Identify industry participation and
support

Stage 2

Create Plan
(Mar-Jun)

Develop plan to resume functions
from Exelon

Transition into station organization

Transition into Corporate Function

Transition into Operations Support
                            Organization

Outsource

Eliminate

Complete organization staffing

Stage 3

Execute Plan
(Jul-Dec)

Implement Plan

Check and adjust accordingly

Resume PSEG Corporate Support

How we execute day to day will not change.

How we manage the corporate support functions will be determined.

Continue Day to Day Management Model Execution

… is continuing to be implemented.

The plan for establishment of independent operations …

CNO & Sr. VP

Station VP Salem

Station VP Hope Creek

Plant Support Manager

INPO Rotational
Assignments

Regulatory Assurance
Director

VP Nuclear
Assessments

Engineering Director

Training Director

Regulatory Assurance
Manager

Salem Plant Manager

Nuclear Oversight Manager

Operations Director

Maintenance Director

Work Management Director

Radiation Protection Manager

Chemistry Radwaste and
Environmental Manager

Engineering Director

Training Director

Regulatory Assurance
Manager

Hope Creek Plant Manager

Nuclear Oversight Manager

Operations Director

Maintenance Director

Work Management Director

Radiation Protection Manager

Chemistry Radwaste and
Environmental Manager

NDO

Outage Services Sr. Manager

Projects Management Director

Manager Emergency
Services/Security

Maintenance Services Director

Manager Nuclear Fuel

Fire Department
Superintendent

Site Supply Manager

NOS Director

SCWE Leader

Emergency Preparedness
Manager

Corrective Action Manager

Director of Finance

Communications

Human Resources

Legal

IT/TI

… as personnel have transitioned to Power.

Critical mass has been achieved …

0

Superintendent / Supervisor

6

Individual Contributor

17

Director / Manager

6

Senior Leadership / PM

2005

Organization Level

Exelon Employees

PSEG Employees

8

1

2

0

2007

0

Superintendent / Supervisor

6

Individual Contributor

17

Director / Manager

6

Senior Leadership / PM

2005

Organization Level

… as personnel have transitioned to Power.

Critical mass has been achieved …

President and CNO

Station VP Salem

Station VP Hope Creek

VP, Operations Support

INPO Rotational
Assignments

Licensing

Director, Nuclear
Assessments

Engineering Director

Training Manager

Regulatory Assurance
Manager

Salem Plant Manager

Nuclear Oversight Manager

Maintenance Director

Work Management Director

Radiation Protection
Manager

Chemistry Radwaste and
Environmental Manager

Engineering Director

Training Manager

Regulatory Assurance
Manager

Hope Creek Plant Manager

Nuclear Oversight Manager

Operations Director

Maintenance Director

Work Management Director

Radiation Protection
Manager

Chemistry Radwaste and
Environmental Manager

Outage Services Sr.
Manager

Engineering Services
Director

Security Director

Fire Department
Superintendent

Performance Improvement
Director

Site Supply Manager

Employee Concerns
Manager

Director of Finance

Communications

Human Resources

Legal

IT

Manager Nuclear Projects

Operations Director

Manager Nuclear Projects

Nuclear Fuels
Director

Emergency Preparedness
Manager

Exelon Employees

PSEG Employees

Function provided by Exelon

Continue safe and reliable operations

Two refueling outages

Hope Creek extended power uprate

Inventory control

Project implementation

Succession planning

Act as One

… further embedding a culture of success and winning.

2007 station priorities will drive focus for the year …

PSEG Power
Market Overview

Kevin Quinn

President, PSEG Energy Resources & Trade

Electric markets have improved significantly

Capacity pricing mechanisms are being implemented in
Power’s key markets

Power’s hedging strategy enables stable cash flows
and opportunities for growth

Gas asset optimization and other products round out a
strong portfolio

Overview

$20

$30

$40

$50

$60

$70

2002

2003

2004

2005

2006

2007 Est(2)

2008
Fwd(2)

2009
Fwd(2)

$0

$3

$6

$9

$12

$/mmbtu

$/MWh

… benefiting Power’s coal and nuclear fleet.

(1)

Central Appalachian coal

(2)

Forward prices as of March 8, 2007

Increases in fossil fuels have driven up energy prices …

Electricity

(left scale)

Coal(1)

(right
scale)

Natural Gas

Henry Hub

(right scale)

$20

$30

$40

$50

$60

$70

2002

2003

2004

2005

2006

2007

Est

2008

Fwd

2009

Fwd

$/MWh

PS Zone Basis

Historical spot basis

Forward basis

Large portion of sales are into forward market where forward basis has remained high.

Zonal prices in the eastern portions of PJM have
historically been higher than the Western Hub…

… allowing Power to realize higher prices due to its favorable location.

(1)

Forward prices as of March 8, 2007

(1)

(1)

(1)

-

50

100

150

200

250

300

1999

2000

2001

2002

2003

2004

2005

2006

-

50

100

150

200

250

300

1999

2000

2001

2002

2003

2004

2005

2006

Source: Data per PJM’s State of the Market report March 2007

*Annualized payment required to make an investment

-

50

100

150

200

250

300

1999

2000

2001

2002

2003

2004

2005

2006

… which may serve to tighten reserve margins.

Despite the recent run up, prices have not
consistently supported new capacity construction …

Economic Dispatch Net Revenue

20-year Levelized Fixed Cost*

Combustion Turbine ($/KW-yr)

Combined Cycle ($/KW-yr)

Pulverized Coal ($/KW-yr)

Regional Generation Balance 2007 - 2011

(Percent above or below target Reserve Margin)

7%

5%

5%

4%

3%

5%

2%

-1%

-2%

-3%

-1%

-1%

-4%

-7%

0%

-10%

-5%

0%

5%

10%

PJM (RM Target = 115%)

NY ISO (116.5%)

NE ISO (114.5% implied)

2011

2010

2009

2008

2007

Data Source: PJM, NY ISO and NE ISO

Reserve margins in the key Power markets are expected
to continue to decline …

… which should sustain higher energy prices as heat rates expand.

May 2008

2011 –  2012

January 2008

2010 – 2011

Annual base auction in May of each
subsequent year

October 2007

2009 – 2010

July 2007

2008 – 2009

April 2007

2007 – 2008

Auction Date

Planning Year

(6/1 to 5/31)

New England

Forward Capacity Market (FCM) began
12/1/06

Transition period prices have been
established

Increases from $37/KW-yr to
$49/KW-yr through May 2010

Descending clock auction

First auction scheduled in 2008 for June
2010 delivery

… to provide meaningful market signals for capacity expansion.

PJM

FERC approval 12/22/06

Anticipated implementation 6/1/07

Locational pricing

4 Locational Delivery Areas (LDAs);
23 in 2010

Auction schedule:

New York

Has a market demand curve for capacity
payments

PJM and New England are strengthening the design of
capacity markets …

$0

$20

$40

$60

2001

2002

2003

2004

2005

2006

2007

Range  of
recent prices
for ’07 – ’08
year

Capacity Prices

Sept 2006

$45/KW-yr = $123/MW-day

@ 50% load factor ≈ $10/MWh

More structured, forward-
looking, transparent pricing
model

Gives prospective investors in
new generating facilities more
clarity on future value of
capacity

Pricing based on “cost of new
entry” (CONE): standard
simple cycle gas turbine
adjusted for location

Sends locational pricing signal
to encourage expansion of
capacity where needed for
future market demands

… in which longer-term price signals are provided.

PJM’s Reliability Pricing Model (RPM) reflects a change
in market design …

Recent market activity has shown considerable price increases for the 2007/2008 year.

Feb 2007

… provides a transparent market signal.

The RPM demand curve …

*Based on 170MW CT with 12% IRR levelized over 20 years ($72/KW-yr gross for New Jersey)

Supply

% +/- of Installed Reserve Margin (or Local Delivery Area Requirement)

Existing supply units

0

0.2

0.4

0.6

0.8

1

1.2

1.4

1.6

-10

-9

-8

-7

-6

-5

-4

-3

-2

-1

0

1

2

3

4

5

6

7

8

9

10

11

12

13

14

15

16

Clearing Point: All
units to the left of this
point receive 0.6x Net
CONE

At 1% above IRM, Capacity
Payment = Net CONE

Units not taken
receive no
capacity payment

ILLUSTRATIVE

As RPM is implemented, the capacity market construct
will recognize locational differences …

… and will provide higher capacity payments to units in constrained zones.

  4 Locational Delivery Areas (LDAs)

2007 - 2009

2010 and beyond

Potential 23 LDAs (Including 2 in
PSEG Zone)

(PJM Mid-Atlantic + APS; Eastern MAAC;
Southwestern MAAC; Rest Of Market)

… as market fundamentals and regulatory policy impact market conditions.

Looking ahead, Power is well positioned to benefit from
generation value improvement …

Tightening reserve margins should:

Put upward pressure on capacity prices, and

Drive heat rate expansion if baseload additions are
insufficient

The implementation of carbon is becoming more likely

Anticipated to put upward pressure on prices

Nuclear generation stands to benefit from carbon constraints

-

1,000

2,000

3,000

4,000

5,000

6,000

2007

2008

2009

2010

Nuclear / Pumped Storage

Coal

CC

Steam / CT

Existing Load + Hedges + Future BGS

Existing Load + Hedges

Existing Hedges

2007

2008

2009

2010

… while preserving market growth opportunities.

Power’s hedging strategy aims to balance stable
earnings …

0 – 20%

35 – 50%

90 – 100%

~100%

Percent of Power’s coal and nuclear energy output
hedged (total portfolio)

2010

2009

2008

2007

PJM  RTC (GWh)

-

10,000

20,000

30,000

40,000

50,000

2007

2008

2009

2010

Year

Coal

Uranium

Contracted sales

… is aligned with its low-cost generating output and our hedging strategies.

Power has contracted for 100% of its nuclear uranium fuel through 2011 and approximately 70% of its coal needs through 2009.

Coal and Nuclear Fuel

Power’s hedging of coal and nuclear fuel …

Gas supply secured
based on sales of output

-

10,000

20,000

30,000

40,000

50,000

2007

2008

2009

2010

Year

Nuclear and Coal output

Contracted sales

Coal and Nuclear Output

The New Jersey BGS auction successfully mitigates risk
for both suppliers and customers …

… and is a critical component to Power’s hedging strategy.

20,000

4,000

8,000

12,000

16,000

2002

2003

2004

2005

2006

2007

2008

2002 FP
  Auction

1 Year

170
Tranches

2003 FP
Auction
10
months

104
Tranches

2003 FP Auction
34 months

51 Tranches

2004 FP
Auction - 1 Yr.

50 Tranches

2004 FP Auction - 3 Years

51 Tranches

2006 FP Auction Load

54 Tranches

2005 FP Auction Load
50 Tranches

2007 FP Auction Load

51 Tranches

New Jersey BGS - FP Auction

2009           2010

Note: 1 Tranche = ~100MW Peak

2003 Auction

2004 Auction

2005 Auction

2006 Auction

2007 Auction

Capacity

Load shape

Transmission

Congestion

Ancillary services

Risk premium

Full Requirements

Round the Clock
PJM West
Forward Energy
Price

$33 - $34

$36 - $37

$55

$55

$66

$44 - $46

~ $21

~ $18

~ $21

$102

$67 - $70

~ $32

Increase in Full Requirements Component Due to:

Increased Congestion (East/West Basis)

Increase in Capacity Markets/RPM

Volatility in Market Increases Risk Premium

$99

~ $41

$58-$60

Market Perspective – BGS Auction Results

… has enabled successful participation in each BGS auction.

Power’s fleet diversity and location ...

Gas Asset Optimization

Large wholesale provider to PSE&G and others

Storage capacity of 80 Bcf (in the Gulf and market regions)

Firm transportation of 1.1 Bcf/Day (on ten pipelines)

Off-system sales margins shared with residential customers

Commercial & Industrial customers (C&I) sales priced monthly at market

Storage spreads capture Summer/Winter price differential on C&I sales

Weather and price volatility drive results

Colder than normal weather increases unitized fixed cost recovery

Ancillary Services

Emissions

… to round out a robust portfolio.

In addition to energy and capacity, Power has other
attractive sources of revenues …

Electric markets have improved significantly

Capacity pricing mechanisms are being implemented
in Power’s key markets

Power’s hedging strategy enables stable cash flows
and opportunities for growth

Gas asset optimization and other products round out a
strong portfolio

Summary

PSEG Power
Financial Outlook

Dan Cregg

Vice President – Finance, PSEG Power

Favorably Located Diverse Portfolio

Operational Improvements

Energy Market Improvements

Capacity Market Design Changes

Generation Value Improvement

Growth Opportunities

V

A

L

U

E

… fuel Power as the growth engine for PSEG.

Fundamental strengths and growth drivers …

-

10,000

20,000

30,000

40,000

50,000

2007

2008

2009

2010

A significant portion of Power’s low-cost coal and nuclear
output has been sold at increasingly attractive rates …

… with remaining output available to capture future market opportunities.

2007

$63-65/MWh

2008

$65-67/MWh

2009

$72-75/MWh

Power’s Generation Output

Other output

Contracted coal & nuclear output

Open coal & nuclear output

Contracted Prices

Estimated impact of $10/MWh
PJM West RTC price change*

$0.01 - $0.10

$0.45 - $0.80

*Assuming normal market dynamics

Includes roll off of 4 year,
500MW RTC contract ($100M+)
and other recontracting

0%

20%

40%

60%

80%

100%

2007

2008

2009

2010

Power will realize increasing margin improvement …

… through the repricing of capacity at market prices.

2007

$20-24/KW-yr

2008

$30-34/KW-yr

2009

$39-43/KW-yr

Total Capacity

Contracted Capacity

Open Capacity

Contracted Prices

Estimated impact of $10/KW-yr
capacity price change

$0.05 - $0.10

$0.10 - $0.20

Total Generating Capacity

PSEG Power

PJM

NY

NE

Total Capacity 13,600MW*

(1,500MW under RMR)

*After sale of Lawrenceburg

… with a similar increase anticipated in 2008 due to a full year of RPM, and further increases as more capacity comes off existing contracts.

Capacity markets provide a meaningful increase in Power’s
expected margin ($125M - $175M) for 2007 over 2006 …

$0

$10

$20

$30

$40

$50

$60

$70

2005

2006

2007 Est

2008 Est

2009 Est

… are expected to drive significant increases in Power’s gross margin.

Operational improvements and recontracting in
current markets …

Realized Gross Margin ($/MWh)

Energy

Capacity

(Energy prices based on recent forward markets;

Illustrative capacity prices based on recent market for 2007/2008 in all years)

… drive the increase in PSEG’s 2007 earnings guidance.

* Excludes Merger costs of $12M in 2005, Cumulative Effect of a Change in Accounting Principle of $16M in 2005 and Loss from Discontinued
Operations of $226M and $239M in 2005 and 2006, respectively

$515M*

$446M*

2005 Operating
Earnings

2006 Operating
Earnings

Energy

Capacity

Other

2007 Guidance

$825M to
$905M

$15M - $25M

$220M - $260M

$75M - $105M

Improvements across the portfolio …

… drive PSEG’s earnings expectation for 2008 and beyond.

Drivers of 2009 Earnings

Recontracting

Operational excellence

Free cash flow

Growth opportunities

Further improvements at Power…

$825M to
$905M

2007 Guidance

Energy

Capacity

Other

2008
Expectations

2009

Highest output ever from Nuclear

Highest output ever from Fossil

Balanced hedging strategy at ER&T

Strong, liquid markets

Sustainable BGS auction structure

Consent decree resolution

Rising energy prices

Favorable capacity market design

Diverse assets in constrained zones

Strong
Operations

Constructive
Regulatory and
Business
Environment

Positive Market
Fundamentals

Growth
     Opportunities…
with Manageable
Risk

Near term – Hope Creek Uprate, RPM auctions

Longer term –

Tightening reserve margins

CO2 benefit to nuclear

Site expansion opportunities

Surrounding market opportunities

New nuclear investment potential

Manageable risk –

Enhanced operations

Balanced hedging strategy

Existing sites

Increasingly stable earnings base through
capacity market design

Positioned for growth in 2007 and beyond

PSEG Energy Holdings
Review and Outlook

Tom O’Flynn

President and Chief Operating Officer,
PSEG Energy Holdings

Positioned for growth in 2007 and beyond

Strong
Operations

Constructive
Regulatory and
Business
Environment

Positive
Market
Fundamentals

Growth
     Opportunities…
with
Manageable
Risk

Global

Resources

International Distribution

Domestic Generation

Improving valuations
and debt capacity could
present opportunity to
redeploy capital

Opportunities for:

Expansion, Hedging
and Debt capacity

Residual
value
upside

Stable F/X rates and
sovereign spreads

Tightening reserve
margins, gas-driven
market

Tax issues
monitored
closely

Reasonable rate case
outcomes

ERCOT – liquid and
transparent

Credit
ratings

Focus on Safety,
Reliability and line
losses

Forced outage
rates;
Heat rates

Holdings’ Portfolio has …

Two businesses focused on maximizing value of existing investments

$130M - $145M Projected 2007 Earnings Contribution

Represents 10% of PSEG’s total earnings

70% of earnings from Global (50% US Generation, 50% Chile & Peru Distribution)

30% from Resources

… a diverse asset base with improved stability.

PSEG

Resources

Chile & Peru
Distribution

Texas Merchant
Generation

(2,000 MW)

International
Generation

Other fully
contracted
  US Generation

Two 1,000MW CCGT 7FA plants with record
2006 results in an attractive market

395MW owned primarily in California and
Hawaii fully contracted with utilities / state
agencies

1.9M customers served
by 3 company groups

Very modest
contributor in a sector
with decreased
investment

2006 Earnings Contribution

86% of the Resources
portfolio is in energy-related
leveraged leases

2007 Earnings Contribution

ERCOT Electric Zones

Odessa
(West Zone)

Projects are connected to
the 345kv transmission
system (red lines)

Guadalupe
(South Zone)

Projects connect to multiple NG pipelines for reliability of fuel supply

Global’s Texas assets are a driver of Global’s results …

Two 1,000MW CCGT 7FA plants built
in 2000, 2001

Increased ownership from 50% to 100% in
2004

2006 Forced outage rate less than 2%

Strong capability in ancillary services

20% hedged from 2008 – 2010 at ~ $19/MWh
spark spread

Marketing agreement with BP provides credit
support and broad market access

Low leverage at $185/kw project debt

20%

13%

Reserve
Margin
2007*

2.5%

2.5%

Annual
Growth

20,000

4,625

Total

Gas

Nuclear,
Coal,
Hydro

Load

Zone

12,500

7,500

16,750

South

Guadalupe

3,900

625

4,100

West

Odessa

… which provided record results in 2006 and offer a strong outlook.

Gas units are on margin – competitive heat rates lead to 50-60% capacity factors

*Reserve Margins provided by ERCOT

2006 benefited from open position

Open position sensitivity to market (Calendar 2008):

Natural Gas: +/- $1/MMBtu = +/- $13 M

Heat Rate: +/- 500 Btu/KWh = +/- $25 M

Potential growth opportunities:

Potential opportunity for reasonable return at appropriate valuations

Current debt levels offer additional leverage capacity

The Texas Market has shown significant improvement …

$100

~19

15%

6.90

2007

$130

19.42

16%

10.82

2006

$93

16.50

17%

6.34

2005

$48

11.97

25%

5.42

2004

EBITDA

($M)

Spark
Spread

Reserve
Margin

NYMEX

Gas Prices and reserve margins have driven spark spreads higher, generating strong results:

… and with strong demand growth and uncertain future capacity additions, reserve margins may be pressured, presenting
opportunities.

NYMEX = Forward curve at year-end

Reserve margin c/o ERCOT (both
actuals and June 06 report for
projections)

Spark Spread and EBITDA = actual
amount achieved and projected
(including ancillary revenues, but
excluding MTM gains)

Global’s Latin American investments …

$1.4B invested at December 31, 2006

Approximately $100M - $120M in annual dividends and
contribution at OpCo level

70% Chilean distribution companies (SAESA &
Chilquinta Group)

20% Peruvian distribution company (Luz del Sur)

10% Peruvian hydro-generation company
(Electroandes)

Regulatory model for distribution companies

Reasonable treatment in rate cases (next major
cases in 2009)

Cost of energy is a pass-through

PSEG distribution
company

Peru

Lima

Edelaysen

Frontel

SAESA

II

III

IV

V

VI

VII

VIII

X

XI

XII

IX

RM

Creo
STS (transmission)

Chilquinta,
Casablanca,
Luz Parral and
Luz Linares

Chile

100%

180

—

Electroandes

300

1,939,000

                      Total

38% (PSEG), 38% (Sempra),
24% (Public)

—

788,000

Luz del Sur

50% (PSEG), 50% (Sempra)

—

534,000

Chilquinta

100%

120

617,000

SAESA

% Ownership

MW

# of Customers

… are primarily in stable distribution companies in Chile.

Global’s Distribution Companies provide …

Improved returns and valuations with upside

Stable and growing earnings and cash flow

Annual sales growth of 7% dampened by 1-2% projected F/X devaluation

Low Sensitivities: 5% F/X fluctuations yield $5M change; Rate case impact +/- $5M

Organic growth opportunities

Continued focus on cost reductions and decreased energy losses at SAESA

Risk profile has significantly improved

Macroeconomic growth, economic policies

Chile’s credit rating is A, Peru BB+ and improving

… stable earnings, cash flow and growth with decreased risk
profile.

50

150

250

350

2003

2004

2005

2006

Chile

Peru

450

475

500

525

550

575

600

625

2003

2004

2005

2006

2007

2008

2.75

3

3.25

3.5

3.75

Chile

Peru

Actual

Projected

Chilean Peso

Peru Sol

Source: March 2007 LatAm Consensus – LatINFOcus (eop)

Sovereign Spreads to US Treasuries

F/X Appreciated and Stabilized

57%

$104

$41

$(40)

$20

$108

$168

$(35)

$(25)

Reshaped Portfolio - Improved risk profile by reducing
capital invested in non-strategic assets …

… while increasing returns and sharpening focus on G&A.

2004

2006

$2.6B

$2.0B

Chile &
Peru

US

Other

$900M

$400M

$1.3B

$150M

$500M

$1.4B

42%

16%

42%

15%

60%

25%

$296M**

48%

45%

2004

2006

2007

Projected

$202M**

$210M-$230M**

Composition of Global’s Pre-tax
Contribution by Region*

G&A

Chile &
Peru

US

Other

29%

51%

20%

8%

35%

57%

7%

Global’s Invested Capital

$500M

~$1 B

12/31/07
Projected

$1.6B

69%

31%

*Includes both consolidated and unconsolidated investments after project debt, before allocation of parent debt
**Excludes interest, taxes, G&A and other corporate items to arrive at Global’s Operating Earnings

Global’s near-term strategy is to improve returns and
further reduce risk …

International – reducing generation risk

Proactively exploring potential sale of Electroandes ($160M Book Value)

Significant amount of interest expressed in non-strategic asset

Opportunity to reallocate capital if valuations attractive

Continue to assess opportunities regarding remaining modest international generation investments (Turboven, PPN and Prisma - aggregate $150M investment)

Economically relever distribution companies in Chile & Peru – returning capital and improving returns ($150M - $250M)

Incremental capital available

Optimize operations in distribution companies to improve returns and increase values

Will consider further monetizations as appropriate based upon valuations and alternate use of capital

Ability to further leverage Texas assets could also generate incremental capital

… by continuing to return capital through opportunistic monetizations and debt financing.

Resources is focused on its current investment
portfolio …

$20

$60

$100

$140

2006

2007

2008**

Cash flows decrease as the portfolio matures,
with fluctuations as leases terminate

Taxes

Equity
Rent

**Impacted by lease terminations

… which has experienced an improvement in credit ratings (A3/A-)
and residual values.

2005*

2006

2007E

2008E

PSEG Resources - Earnings Profile

(Operating Earnings)

2007 Adoption of FIN 48/FSP 13-2

Changes accounting methodology to record reserves

Results in lower lease revenues and higher interest expense totaling approximately
$25M per year

$63M

$92M

$35M-
$45M

$35M-
$45M

* Includes $43M gain from sale of Seminole

Holdings has generated substantial operating cash
flow and monetized non-strategic assets …

… which has supported debt reduction and return of capital to
PSEG over the past three years.

36%

4.5x

$520

$609

$740

$159

2006

$1,423

$920

$1,617

$835

Total

$273

$403

Operating Cash
Flows

$435

$442

Asset Sale
Proceeds

41%

47%

Recourse
Debt / Capital

2.5x

3.4x

FFO/Interest

$412

$491

Dividends / Return
on Capital

-

$311

Net Recourse Debt
Reduction

2005

2004

Net after-tax gain of over
$50M on major asset sales

Improved returns on
recourse capital from 6% to
over 10% (using Operating
Earnings) from 2004 – 2006

Improved credit metrics

Improved risk profile of remaining portfolio - Global’s portfolio now comprised of:

$500M US generation companies in TX, CA and HI

$1.4B in distribution and generation companies in Chile & Peru

$150M in other international generation

Resources continues to monitor its tax risks …

PSEG position:

IRS disallowed deductions in November 2006 (as part of 1997-2000 audit)

PSEG filed protest in February 2007

Next steps

Expect Conference with Appeals Division of IRS

Ultimate resolution expected to take several years

Other cases / Legislative Activity:

IRS received summary judgment against BBT in January 2007 – BBT stated they will appeal

Monitoring several cases scheduled for 2007 / 2008

Draft Legislation (HR 2) in Committee contemplates retroactive tax increase

… and is prepared to meet reasonable stress cases.

PSEG Energy Holdings – 2007 Drivers

$0

$100

$200

$300

2005

Operating

Earnings

2006

Operating

Earnings

Texas

  FIN 48 /

FSP 13-2

Taxes

Asset Sales

2007

Guidance

2008

Expectations

$227M*

$25M - $35M

$10M - $20M

$5M - $10M

$35M - $45M

*Excludes Loss on Sale of RGE of $178M in 2006 and Income from Discontinued Operations of $18M and $226M in 2005 and 2006, respectively

Underlying project results are stable, but Operating Earnings are lower driven by absence of MTM gain on Texas contract and adoption of new accounting rule.

Consistent with
2007

Modest
increase due to
organic growth
at Distribution
Companies

$130M to
$145M

$196M*

Positioned for growth in 2007 and beyond

Strong
Operations

Constructive
Regulatory and
Business
Environment

Positive
Market
Fundamentals

Growth
Opportunities…
with
Manageable
Risk

Global

Resources

International Distribution

Domestic Generation

Improving valuations and
stable F/X allow opportunity
to monetize / refinance and
reallocate capital

Opportunity to leverage
position for acquisitions/
new build

Medium term hedges

Opportunity to relever

Upside to residual
value of leases –
particularly
merchant energy
sector.

Strong energy demand
growth

Improved and stable F/X
rates and sovereign spreads

Tightening reserve
margins, improved spark
spread

Tax issues
monitored closely

Reasonable rate case
outcomes

Successful supply auctions
(pass-through)

ERCOT – Continues to
become more liquid and
transparent

Improved lessee
credit ratings

Chilquinta & LDS – strong
reliability

SAESA – improved reliability,
improving line losses

Low Forced outage rates

Competitive heat rates in
TX

PSEG
Financial Review and Outlook

Tom O’Flynn

Executive Vice President and Chief Financial Officer

Growth opportunities …

Achieve Credit Targets

Sustainable and Growing Dividend Increases

Operational Excellence Builds Financial Strength

… Near-Term, Long-Term, with Manageable Risk.

Manageable Risk

Strong Earnings from Existing Assets and Base Capital Plan

Share Repurchases and New Investment

Annual Excess Cash    $500M

196

227

347

262

446

515

130-145

130-145

340-360

330-350

825-905

770-850

(71)

(66)

(50)-(40)

(60)-(50)

2005

2006

2007 (Initial)

2007 (Revised)

2008

$5.60 - $6.10

Strong earnings growth in 2007 resulting in …

… a 37% increase over 2006 and an additional 15% in 2008.

$3.77*

$3.71**

$4.60 - $5.00

$4.90 - $5.30

Holdings

PSE&G

Power

Parent

Operating Earnings by Subsidiary

37%

15%

68%

0

*Excludes ($.14) Merger Costs, ($.07) Cumulative Effect of an Accounting Change and ($.85) Discontinued Operations
**Excludes ($.03) Merger Costs, ($.70) Loss on Sale of RGE and ($.05) Discontinued Operations

Holdings

$0.0

$0.5

$1.0

$1.5

$2.0

$2.5

2005

2006

2007

2008

2005

2006

2007

2008

Strong earnings will generate Cash from Operations…

…which will exceed our capital requirements.

Holdings

PSE&G

Power

$1.0B

$1.3B

$1.3B

Capital Expenditures (2)

Cash from Operations (1)

$1.8B

$2.1B

$2.4B

Power

PSE&G

(1)  Non-GAAP view: excludes revenues collected for securitization principal payment & taxes associated with asset sales.

(2)  Excludes nuclear fuel & includes cost of removal

$1.0B

$0.7B

($3.0)

($2.0)

($1.0)

$0.0

$1.0

$2.0

$3.0

2005

2006

2007

2008

Represents a Non-GAAP view excluding revenues
collected for securitization principal repayments

Excess
Cash
Available

Asset Sales/

Return of Capital

Excess
Cash
Ops

Cash from
Ops

Net Dividends

Investment

incl. Nuclear
Fuel

…beginning in mid-2008, annual excess cash of approximately
$500M will be available for new investments and/or repurchasing shares.

We are currently using excess cash to reduce debt
and...

BGS
Securitization

Offshore
Cash
Repatriation

.

Reducing Parent debt in 2007 and 2008 will support our
credit targets ...

… while lowering interest expense and minimizing the Parent
impact on earnings.

Debt Maturity Schedule

as of March 2007

0

200

400

600

800

1,000

1,200

1,400

1,600

Enterprise

689

424

249

Energy Holdings (Non Rec)

34

105

339

27

127

34

35

26

23

9

Energy Holdings (Rec)

207

400

544

Power

250

800

666

250

300

PSE&G

250

60

300

450

250

171

2007

2008

2009

2010

2011

2012

2013

2014

2015

2016

Enterprise

Holdings

Non-Recourse

Holdings Recourse

PSE&G

Power

Note:

(1)  The 2007 maturities at Enterprise include a trust preferred of $180 million @ 8.75% with a first call date of December 2007.

(2)  Excludes securitization debt

$0.0

$2.5

$5.0

$7.5

$10.0

$12.5

Sources

Uses

Cash
from
Ops

Net Shareholder
Dividend

Financing /
(Debt Reduction)

Share Repurchases /
New Investments

PSEG Sources and Uses
2007 - 2011

Asset
Sales

Excess cash between $1.5B and $2.0B will be available
through 2011…

…which could translate into approximately $4.0B of new
investment (50/50 capital structure) with asset sales by Holdings providing upside potential.

Investment

$1.5 – $2.0

Given our improved credit profile …

… we will work hard to remove negative outlooks during 2007.

Following the merger termination:

Credit ratings remained
unchanged

S&P revised the outlook to
“Negative” for the Enterprise
family of companies

Reflects improvement from Dec ‘04

Moody’s revised the outlooks to
“Negative” for PSEG and
PSE&G

Views subsequent rate settlements
positively

PSEG:

Moody's

S&P

Fitch

Outlook

Neg

Neg

Pos

Corporate Credit Rating

-

BBB

-

Commercial Paper

P2

A3

F2

Senior Unsecured Debt

Baa2

BBB-

BBB

PSE&G:

Outlook

Neg

Neg

Stable

Corporate Credit Rating

-

BBB

-

Mortgage Bonds

A3

A-

A

Commercial Paper

P2

A3

F2

Power:

Outlook

Stable

Neg

Pos

Corporate Credit Rating

-

BBB

-

Senior Notes

Baa1

BBB

BBB

Energy Holdings:

Corporate Credit Rating

-

BB-

-

Outlook

Neg

Neg

Neg

Senior Notes

Ba3

BB-

BB

… which will enable excess cash to be used for share
repurchases and/or new investments beginning in mid-2008.

During 2007/2008, PSEG will achieve key target credit
measures …

2006

Target

Achieved

PSEG Consolidated

Total Debt / Total Capitalization

52%

50%

2007

PSEG excl. EH

FFO/Total Debt

18%

Mid-20's

2008

POWER

FFO/Total Debt

25%

Mid-30's

2007

PSE&G

Debt/Total Capitalization

50%

50%

Ö

HOLDINGS

FFO Coverage

4.5

3.0x - 4.0x

Ö

Company

Facility

Expiration

Date

Total

Facility

Available

Liquidity

12/31/06

PSEG

5-year Credit Facility

Dec-11

1,000

$

646

$

PSE&G

5-year Credit Facility

Jun-11

600

600

Energy Holdings

5-year Credit Facility

Jun-10

150

144

Power

5-year Credit Facility

Dec-11

1,600

1,580

Bilateral Credit Facility

Mar-10

100

100

Bilateral Credit Facility

Jun-07

200

181

Total

3,650

$

3,251

$

We have recently established credit facilities with
favorable terms and conditions …

…and maintain substantial liquidity supporting our credit profile.

($ Millions)

PSEG Power LLC	• • • •
PSE&G	• • • •
PSEG Energy Holdings	• •

  Improving returns on existing investments

  Texas assets benefit from location and cost

  Reasonable regulated returns

  New Customer System

  Transmission & Distribution expansion

  NJ Smart Growth Initiative

Strong energy markets and contract repricing

Implementing capacity market mechanisms

Nuclear uprates

Environmental improvements preserve availability of
NJ coal stations

“Growth Opportunities Near-Term” are contributing to
earnings improvements …

… resulting in increases of 37% in 2007 and 15% in 2008.

Opportunity to leverage Texas position for new
acquisition / build.

Redeploy capital to Enterprise

EMP initiatives (energy efficiency, advanced
metering, renewables)

Generation value improvement (upward pressure on
capacity prices / heat rate expansion / carbon)

Growing markets (PJM, NY, NEPOOL)

Expansion capability at existing sites

Preliminary consideration of nuclear expansion

“Growth Opportunities Long-Term” are available to the
PSEG Family of Companies …

… to address infrastructure, environmental, and capacity
requirements.

  Reshaped portfolio through asset sales

  Continuing to evaluate capital invested internationally

  Solid regulatory relations

  Appropriate regulatory incentives for EMP investments

Established markets and mechanisms

Hedging strategy adds stability

Capacity auctions increases visibility of earnings

“Growth Opportunities with Manageable Risk” …

… adds stability to strong earnings and cash flow.

Growth opportunities …

Achieve Credit Targets

Sustainable and Growing Dividend Increases

Operational Excellence Builds Financial Strength

… Near-Term, Long-Term, with Manageable Risk.

PSE&G

Holdings

Share Repurchases and New Investments

Power

Expansion capability at existing sites

Preliminary consideration of nuclear expansion

EMP Initiatives (new CIS, advanced metering, renewables)

Opportunity to leverage Texas position for new aquistion / build

Power

PSE&G

Holdings

Manageable Risk

Hedging strategy adds stablility and capacity auctions increases visibility of earnings

Solid regulatory relations and appropriate regulatory incentives for EMP investments

Reshaped portfolio and continuing to evaluate capital invested internationally

PSEG

Growing markets (PJM / NY / NEPOOL)

PSE&G

Holdings

Strong Earnings from Existing Assets and Base Capital Plan

Customer growth and network investment - ->

Improving returns on existing investments and Texas assets benefit from low cost - ->

Power

Attractive energy markets and recontracting

Generation value improvement (upward pressure on

capacity prices / heat rate expansion / carbon)

Guidance reflects strong growth

Implementing capacity market mechanisms

Annual Excess Cash    $500M

Summary

Ralph Izzo

President and Chief Operating Officer
Chairman of the Board and Chief Executive Officer Elect*

*Effective April 1, 2007

Positioned for growth in 2007 and beyond

Strong
Operations

Constructive
Regulatory and
Business
Environment

Positive Market
Fundamentals

Growth
Opportunities…
with Manageable
Risk

PSE&G named America’s most
reliable electric utility for second consecutive year

Generating fleet operating at record levels

NJ BPU approved rate changes providing
opportunity to earn authorized return

Natural gas setting price for generation

Capacity values recognized in tight markets

Potential for development at existing sites

Value for international assets improving

Free cash flow of $1.5B – $2.0B over
2007 – 2011 powers growth of incumbent
utility and generation businesses

Summary

Operating strength - foundation of our performance

Strong markets and improved regulated returns
propelling earnings growth of 15-20% per year over
2005-2008

Financial targets for leverage and coverage ratios will
be met in 2008

Policy and market forces converging to provide
investment options across our asset base

An Intersection of Energy -- the Environment -- PSEG

Why invest in PSEG?

Growing stream of earnings

Visible earnings stream

Hedging and RPM

Regulated utility operations

Strong balance sheet

Cash available for growth

Competitive dividend yield

Opportunities to invest in markets we know

… And, we still sell at a discount?

17.0

15.9

2007E

P/E

Earnings Per
Share*

3.0%

15.2

$3.40

$3.03

Merrill Lynch
Index**

2.9%

13.9

$5.85

$5.10

PSEG

Yield %

2008E

2008E

2007E

*Mid-point of guidance range
Priced as of March 23, 2007
**Merrill Lynch Index of Less-Regulated Utilities

Public Service Enterprise Group

APPENDIX

PSEG
PSE&G
PSEG
Power LLC
PSEG
Energy Holdings
PSEG
Global
PSEG
Resources

PSEG Overview

Electric Customers:        2.1M

Gas Customers:                  1.7M

Nuclear Capacity:     3,500 MW

Total Capacity:        13,600 MW*

Traditional T&D

Leveraged
Leases

2007E Operating Earnings (4):   $1,245M - $1,370M

2007 EPS Guidance (4):                     $4.90 - $5.30

Assets (as of 12/31/06):                          $28.6B

Market Capitalization (as of 3/22/07):    $20.2B

Domestic/Int’l
Energy

Regional
Wholesale Energy

Operating Earnings = Earnings Available and Excludes:

                (1) Merger Costs of $1M

                (2) Loss from Discontinued Operations of $239M

                (3) Loss on Sale of RGE of $178M and Income from Discontinued Operations of $226M

                      Includes Operating Earnings from Global of $166M, Resources of $63M and Energy Holdings of ($2M)

(4) Includes the parent impact of $(50)M –$(40)M

*After sale of Lawrenceburg

2006 Operating Earnings:   $262M(1)                                 $515M(2)                                                                $227M(3)

2007 Guidance:  $340M - $360M                            $825M - $905M                                        $130M - $145M

2006 Results - Earnings Variance

Power

Re-contracting &
Higher Margins
$.84

Nuclear
Operations $.20

Depreciation,
Interest & Other
$.04

New Assets ($.23)

BGSS ($.22)

NDT ($.13)

Turbine
Impairment ($.10)

Shares O/S ($.07)

Environmental
Reserve ($.06)

O&M ($.06)

PSE&G

Transmission
$.06

Other $.01

Weather ($.19)

4.00

3.50

3.00

2.50

2.00

1.50

1.00

Expiration of
Depreciation
Credit ($.15)

O&M ($.04)

Depr./Amort.
($.04)

Shares O/S
($.03)

2006
Operating
Earnings**

2005
Operating
Earnings*

      Holdings

Texas Ops $.21,
including MTM of
$.13

Lower Interest &
Taxes $.18

2005 UAL Write-
off $.05

FX Gains/Losses
$.03

Prior Year Gains:
Eagle Point,
Seminole,
SEGS, MPC
($.31)

RGE Sale ($.06)

Turboven
Impairment
($.02)

Enterprise

  Interest
Savings $.03

.21

.08

(.38)

.03

$3.77

$3.71

*Excludes ($.14) Merger Costs, ($.07) Cumulative Effect of an Accounting Change and ($.85) Discontinued Operations
**Excludes ($.03) Merger Costs, ($.70) Loss on Sale of RGE and ($.05) Discontinued Operations

Operating Power Plants

Total

Owned

Principal

Capacity

Capacity

Fuels

(MW)

(MW)

Used

NJ

991

100

%

991

Coal/Gas

Load Following

NJ

648

100

%

648

Coal/Gas

Load Following

NJ

453

100

%

453

Gas/Oil

Load Following

PA

1,700

23

%

388

Coal

Base Load

PA

1,700

23

%

382

Coal

Base Load

CT

518

100

%

518

Coal/Oil

Base Load

CT

455

100

%

455

Oil/Gas

Load Following

6,465

3,835

NJ

1,061

100

%

1,061

Nuclear

Base Load

NJ

2,304

57

%

1,323

Nuclear

Base Load

PA

2,224

50

%

1,112

Nuclear

Base Load

5,589

3,496

NJ

1,225

100

%

1,225

Gas/Oil

Load Following

NJ

1,186

100

%

1,186

Gas

Load Following

IN

1,080

100

%

1,080

Gas

Load Following

NY

793

100

%

793

Gas

Load Following

4,284

4,284

NJ

617

100

%

617

Gas/Oil

Peaking

NJ

504

100

%

504

Gas/Oil

Peaking

NJ

443

100

%

443

Gas/Oil

Peaking

NJ

557

100

%

557

Gas/Oil

Peaking

NJ

340

100

%

340

Gas/Oil

Peaking

NJ

129

100

%

129

Oil

Peaking

NJ

129

100

%

129

Oil

Peaking

NJ

21

100

%

21

Gas

Peaking

NJ

21

100

%

21

Oil

Peaking

NJ

21

100

%

21

Gas

Peaking

NJ

38

57

%

22

Oil

Peaking

CT

15

100

%

15

Oil

Peaking

2,835

2,819

PA

11

23

%

2

Oil

Peaking

PA

11

23

%

3

Oil

Peaking

22

5

NJ

400

50

%

200

Peaking

19,595

14,639

(A)

(B)

(C)

(D)

(E)

(F)

Mission

Location

Steam:

Hudson

Mercer

Sewaren

Keystone(A)(B)

Conemaugh(A)(B)

Bridgeport Harbor

New Haven Harbor

Total Steam

Nuclear:

Hope Creek.

Salem 1 & 2(A).

Peach Bottom 2 & 3(A)(C).

Total Nuclear

Combined Cycle:

Bergen

Linden

Lawrenceburg(F).

Bethlehem

Total Combined Cycle.

Combustion Turbine:

Essex

Edison

Kearny

Burlington

Linden

Mercer

Sewaren

Bergen

National Park

Kearny

Salem(A)

Name

Power’s share of jointly-owned facility.

Keystone(A)(B)

Total Internal Combustion

Pumped Storage:

Yards Creek(A)(D)(E)

Bridgeport Harbor

Total Combustion Turbine

Internal Combustion:

On December 29, 2006, Power entered into an agreement to sell Lawrenceburg.

Owned

%

Operated by Reliant Energy.

Operated by Exelon Generation.

Operated by JCP&L.

Excludes energy for pumping and synchronous condensers.

Total Operating Generation

Conemaugh(A)(B)

Power Generation Measures

2006

2005

2006

2005

Nuclear - NJ

38%

40%

37%

36%

Nuclear - PA

18%

18%

18%

19%

Total Nuclear

56%

58%

55%

55%

Fossil - Coal - NJ

12%

14%

11%

13%

Fossil - Coal - PA

12%

12%

11%

12%

Fossil - Coal - CT

5%

5%

5%

6%

Total Coal

29%

31%

27%

31%

Fossil - Oil & Natural Gas - NJ

9%

5%

12%

9%

Fossil - Oil & Natural Gas - NY

4%

2%

4%

2%

Fossil - Oil & Natural Gas - CT

2%

4%

1%

2%

Fossil - Oil & Natural Gas - Midwest

0%

0%

1%

1%

Total Oil & Natural Gas

15%

11%

18%

14%

Fossil - Pumped Storage

0%

0%

0%

0%

100%

100%

100%

100%

% Generation by Fuel Type

Quarter Ended

12 Months Ended

December 31,

December 31,

Power Generation Measures

2006

2005

2006

2005

Nuclear - NJ

4,977

4,859

19,642

18,119

Nuclear - PA

2,366

2,271

9,466

9,196

Total Nuclear

7,343

7,130

29,108

27,315

Fossil - Coal - NJ

1,604

1,810

6,041

6,537

Fossil - Coal - PA

1,609

1,461

6,122

5,989

Fossil - Coal - CT

602

568

2,827

2,736

Total Coal

3,815

3,839

14,990

15,262

Fossil - Oil & Natural Gas - NJ

1,197

648

6,418

4,660

Fossil - Oil & Natural Gas - NY

505

201

2,329

1,003

Fossil - Oil & Natural Gas - CT

221

437

443

1,039

Fossil - Oil & Natural Gas - Midwest

10

3

478

510

Total Oil & Natural Gas

1,934

1,289

9,668

7,212

Fossil - Pumped Storage

(36)

(31)

(149)

(141)

13,056

12,227

53,617

49,648

MWhr Breakdown

Quarter Ended

December 31,

12 Months Ended

December 31,

$1.60

$4.0

40%

Gas CC

$7.20

100%

Total

-

-

-

Nuclear

$0.60

$6.0

10%

CTs

$5.00

$10.0

50%

Coal

Impact
($/MWh)

$/MWh

Percent of time
on margin

Illustrative dispatch curve implication of CO2 @ $10/ton

Carbon Implications

$7.20 / MWh represents a 14% increase on the 2006 RTC price of $50/MWh

Capacity value conversion table ($)

$140

$110

$100

$90

$80

Megawatt / Day

11.50

9.00

8.20

7.40

6.58

= Megawatt hour

50.40

39.60

36.00

32.40

28.80

= Kilowatt / Year

4.20

3.30

3.00

2.70

2.40

= Kilowatt / Month

Megawatt / Day      Kilowatt / Month = (1 Megawatt / 1000) * 30 days

Kilowatt / Month      Kilowatt / Year = (1 Kilowatt per month *12 months)

Kilowatt / Year      Megawatt hour = (($ per Kilowatt / Year * 1000) / (# of hours in a year)) * load factor

Load factor for PEG = 50%

Global’s US Generation Assets

2007

PSNH

Biomass
(wood chips)

40%

16

Bridgewater
(New Hampshire)

2,395

2,720

Total

Contracted:

2016

HECO

Oil

50%

209

Kalaeloa
(Hawaii)

2021

PG&E

Pet coke

50%

132

GWF QF
(California)

2012

CDWR

Natural Gas-Fired
Peaker

60%

363

GWF Energy
(California)

Merchant,
350MW thru
2010

Natural Gas-Fired
7FA CCGT

100%

2,000

PSEG Texas – Odessa
(West) & Guadalupe
(South)

Term

Counter-
party

Fuel / Technology

%
Owned

Total
MW

Merchant

Other International Generation: Turboven, PPN, Prisma

Modest investments: Total of $150M (book value at 12/31/06)

Modest contributor: Approximate 2006 earnings of $5M and dividends of $2M

Partner with API

’09 – ‘12

CIP 6 contracts
with Italian grid

Biomass
(Wood)

42.5%

60

Prisma Biomasse
Crotone & Strongoli,
Italy

Shutdown due to
environmental
investigation,
expect Q2 restart

’09 – ’12

CIP 6 contracts
with Italian grid

Biomass
(Wood)

85%

20

Prisma
San Marco, Italy

2032

n/a

Term

TNEB payments
improved, expect
natural gas in 2008.

Expect
nationalization in
2007

Comments

168

530

   Total

TNEB (State
Electricity Board)

Naphtha /
Natural Gas

20%

330

PPN
Tamil Nadu, India

Merchant

Natural Gas

50%

120

Turboven
Maracay & Cagua,
Venezuela

Counter-party

Fuel /
Technology

%
Owned

Total
MW

Resources’ Portfolio – Leased Assets

AA/Aa2

3%

105

Gas distribution network in Netherlands

EDON

55%

$1,642

TOTAL

AAA/Aaa

4%

111

Gas distribution network in Netherlands

Nuon

A+/A1

4%

121

1,100 nuclear station in Mississippi

Grand Gulf

BBB/
Baa2

4%

130

Reservoir in NJ

Merrill Creek –
(PECO, MetEd,
Delmarva Power &
Light)

AA+/Aa1

4%

133

540 MW coal-fired generation facility in Netherlands

EZH

AA+/Aa1

5%

145

Electric distribution system in Austria

ESG

AA+/Aa1

6%

168

Gas distribution network in Netherlands

ENECO

BB-/B1

7%

206

2 coal-fired generating facilities (2,896 MW) –
Powerton & Joliet in IL

Midwest Gen (EME)

B/B2

8%

239

2 generating facilities –
1,200 gas-fired Roseton facility and 370 MW coal-
fired Danskammer in NY

Dynegy Holdings

B/B2

10%

$284

3 coal-fired generating stations (4,402 MW) –
Keystone, Conemaugh & Shawville in PA

REMA (Reliant)

Credit

Rating*

% of

Portfolio

$ Invested
(millions)

Equipment

Lessee

*Reflects lessee or additional equity collateral support

Energy Holdings’ Adjusted EBITDA

Adjusted EBITDA

2006

Global

465

$

Resources

147

Other

13

   Total Energy Holdings

625

$

Debt Information

Holdings' Senior Notes

1,149

$

Global Project Debt

1,034

Resources Project Debt

40

EGDC Project Debt

19

   Holdings Total Debt

2,242

$

2006 Global EBITDA Detail

Adj EBITDA**

Project Debt

PSEG Share

PSEG Share

Texas *

174

$

375

$

SAESA

73

178

Electroandes

36

105

Prisma

14

3

Chilquinta

47

162

Luz del Sur

51

77

GWF - QF

33

0

GWF - Energy

19

72

Kalaeloa

28

62

Other, including G&A

(10)

-

  Total Global

465

$

1,034

$

* Texas EBITDA includes mark to market gains of $44 million.

**EBITDA is adjusted for Global's share of depreciation, interest and other items so as to include those investments accounted for under the equity method.